EX-99.906CERT

MASSACHUSETTS INVESTORS TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, James O. Yost, certify that, to my knowledge:

1.The Form N-CSR (the "Report") of Massachusetts Investors Trust (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 15, 2022	/S/ JAMES O. YOST__________
James O. Yost
Treasurer (Principal Financial Officer and
Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MASSACHUSETTS INVESTORS TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David L. DiLorenzo, certify that, to my knowledge:

1. The Form N-CSR (the "Report") of Massachusetts Investors Trust (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 15, 2022	/S/ DAVID L. DILORENZO____________
David L. DiLorenzo
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.